Exhibit (a)(7)



                                                [Name of Option/Rights Holder]

                                                Form of Option Award Statement


 GRANT       ORIGINAL      EXPIRATION      ID     GRANT      OPTIONS/SARS   OPTION/SAR      OPTIONS/SARS       OPTIONS/SARS
 DATE         GRANT           DATE                 TYPE         GRANTED        PRICE         OUTSTANDING          VESTED
               DATE
----------------------------------------------------------------------------------------------------------------------------
[Date]       [Date]        [Date]          [ID]   [Type]     [Number         [Price]        [Number            [Number
                                                             Granted]                       Outstanding        Vested]

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TOTALS